Exhibit 99.2

1 Investing Where It Counts westwoodgroup .com Enhancing Capabilities Across U.S. Equity, Multi - Asset, Real Assets and Alternatives at an Attractive Valuation Westwood’s Acquisition of Salient

2 Investing Where It Counts Attractive Valuation – Significant Year 1 EPS Accretion Is Expected ‒ Structured with back - end protection through prudent growth and revenue retention hurdles Adds Complementary, Highly Differentiated Investment Capabilities Expanding and Enhancing Westwood’s Multi - Asset Platform ‒ Significant opportunities for product extensions and innovation across real assets and liquid alternatives Adds Three Seasoned and Well - Respected Investment Teams ‒ Highly regarded for their intellectual capital and thought leadership Leverages Investment Offerings and Distribution Across Institutional and Intermediary Channels ‒ Accelerates Westwood’s ability to capitalize on substantial investment in distribution infrastructure Westwood Gains Immediate Platform Access to Marquee Intermediary Firms ‒ Would have otherwise taken significant time and financial resources to build organically Salient Transaction | Highlights Nov. 2022 – Acquired the asset management business of Salient Partners, L.P., a Houston - based investment firm.

Energy Infrastructure Tactical Equity Real Estate Private Investments

4 Investing Where It Counts LargeCap MidCap SmallCap AllCap SMidCap AUM: $4.0B Revenue: $31M AUM: $12.3B Revenue: $66M AUM: $16.3B Revenue: $97M Multi - Asset Multi - Asset Real Assets Credit Private Investments Liquid Alternatives U.S. Value Equity Diversifies the Westwood Product Footprint Strong Income - Oriented Strategies Pro Forma Alternatives Expertise and Highly Regarded Energy Infrastructure Team Opportunities Range Across the Public - Private Spectrum Pro Forma Investment Platform Platform Overview | Transaction Creates a Distinctive Investment Management Platform Note: AUM as of Oct. 31, 2022. Revenue is preliminary, unaudited YTD Oct. 2022 annualized. Systematic Equity Energy Infrastructure 50% Tactical Equity 34% Private Investments 10% Real Estate 6% Multi Asset 53% U.S. Equity 44% Alternatives 3% U.S. Value 59% Multi - Asset / Multi - Strategy 40% Liquid Alternatives 1%

Salient | A Premier Multi-Team Alternative Asset Manager With a Deep Client Base

This timely opportunity, with a Texas-based company, allows for unique complementary product lines and operational synergies that, when combined, will provide exceptional earnings growth potential for Westwood.

Overview of Salient

- Salient Partners, L.P. ("Salient") is a Houston-based actively managed asset management firm; founded in 2002
  - Additional office located in San Francisco
- Current AUM is $4.0B
- $31M Revenue Generating Platform
- Salient is a known and respected brand in the Liquid Alts, SMA & Energy Infrastructure space
- Focuses investments around two main areas:

  Real Asset Strategies
  - Energy Infrastructure and Real Estate

  Sub-Advised Specialty Strategies
  - Tactical Equity and Private Investments

Snapshot

Key Stats

- $4.0B of AUM
- 9 Investment Professionals
- $31M Gross Revenue
- Houston, TX // San Francisco, CA

Vehicles

- Open-End Funds
- Private Funds
- Separate Accounts
- UMA Model Delivery

Why Salient?

- ✓ **Diversifies Product Footprint Enhancing Multi-Asset platform, including Real Assets and Liquid Alts**
- ✓ **Access to top-tier broker-dealers**
- ✓ **Accelerates Intermediary scale expansion**
- ✓ **Additional vehicle / product capabilities**
- ✓ **Energy Infrastructure team with a well-established market position and strong investor following**
- ✓ **Complementary cultures and geography**
- ✓ **Key growth opportunity with strong tailwinds by partnering with Broadmark Asset Management Tactical Equity strategies**
- ✓ **Focused Real Estate team with avenues for expansion and growth**

Note: AUM as of Oct. 31, 2022. Revenue is preliminary, unaudited YTD Oct. 2022 annualized.

5 Investing Where It Counts

Salient | **Strategy Highlights**

1 Energy Infrastructure

Total AUM: $2.1B

- ✓ Well-known investment team based in Houston,15+ yr history
  - – Acquired by Salient in 2011; prior experience with Goldman Sachs and Merrill Lynch
- ✓ Platformed and recommended at Morgan Stanley, Wells Fargo, UBS and Commonwealth
- ✓ Established institutional client base
- ✓ One of a handful of firms who have already laid the groundwork to transition to clean energy and infrastructure

MLP & Energy Infrastructure AUM: $1,055M	MLP SMA AUM: $670M	MLP UMA AUM: $166M
MLP Total Return Fund AUM: $150M	MLP Total Return TE Fund AUM: $50M	MLP Private Equity SMA AUM: $16M

2 Tactical Equity

Total AUM: $1.3B

- ✓ Liquid alternative strategy subadvised by Broadmark Asset Management using quantitative and qualitative factors to determine exposure via systematic and active asset allocation
  - – As part of the transaction, Westwood will acquire a 47% stake in Broadmark Asset Management
- ✓ Platformed and recommended at Morgan Stanley, with a long track record of good performance and downside control

Tactical UMA AUM: $780M	Tactical Growth Fund AUM: $289M	Tactical SMA AUM: $168M	Tactical Plus Fund AUM: $74M

3 Real Estate

Total AUM: $242M

- ✓ Manages two strategies:
  - – Select Income invests in preferred securities issued by REITs
  - – Global Real Estate invests in a global portfolio of REIT equities

Select Income Fund AUM: $221M	Global Real Estate Fund AUM: $20M	Real Estate SMA AUM: $0.2M

4 Private Investments

Total AUM: $367M

- ✓ Substantial experience sourcing and raising assets for private investment vehicles across energy and real asset strategies
- ✓ Currently includes two strategies:
  - – Zarvona Energy and Marble Multi-Family are externally managed real estate and private equity strategies

Zarvona Energy Funds AUM: $312M	Marble Multi-Family Fund III AUM: $56M

Open-End Funds | Separate Accounts | Private Funds

6 Putting Clients First

Note: AUM as of Oct. 31, 2022. Revenue is preliminary, unaudited YTD Oct. 2022 annualized.

7 Investing Where It Counts Westwood prides itself on being a focused investment management boutique and wealth manager. Salient’s highly differentiated strategies serve as a strong complement to our U.S. Value and Multi - Asset product lineup. Immediately accretive to earnings with approximately 100% accretion to economic EPS expected in 2023 Immediate margin expansion upon closing Prudently structured with back - end protection through growth and revenue retention hurdles Transaction Rationale and Financial Impact ▪ Platform Expansion Opportunity ‒ Supports a broader wholesaling effort and enhancing future product development, M&A and growth opportunities ▪ Strong Investment Outlook ‒ Tactical Equity strategies are poised to capture inflows following any hesitations in the market ▪ Diversification ‒ Provides additional diversification and exposure to attractive Alternatives products and Private Equity Financial Considerations Strategic Considerations AUM Impact Revenue Impact $12.3 $12.3 $16.3 Pro Forma ($B) ($M) $66 $31 $66 $97 Pro Forma + 33% + 47% + + + + + + $4.0 Note: AUM as of Oct. 31, 2022. Revenue is preliminary, unaudited YTD Oct. 2022 annualized.

Westwood | **Forward-Looking Statements**

Statements in this presentation that are not purely historical facts, including, without limitation, statements about our expected future financial position, preliminary estimates, results of operations or cash flows, as well as other statements including, without limitation, words such as “anticipate,” “preliminary,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “may,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute preliminary, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below:

- the composition and market value of our AUM;
- our ability to maintain our fee structure in light of competitive fee pressures;
- our stockholder rights agreement may make it more difficult for others to obtain control over us, even if it would be beneficial to our stockholders;
- risks associated with actions of activist stockholders;
- distributions to our common stockholders have included and may in the future include a return of capital;
- inclusion of foreign company investments in our AUM;
- regulations adversely affecting the financial services industry;
- our ability to maintain effective cyber security;
- litigation risks;
- our ability to develop and market new investment strategies successfully;
- our reputation and our relationships with current and potential customers;
- our ability to attract and retain qualified personnel;
- our ability to perform operational tasks;
- our ability to select and oversee third-party vendors;
- our dependence on the operations and funds of our subsidiaries;
- our ability to maintain effective information systems;
- our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us;
- our stock is thinly traded and may be subject to volatility;
- in addition to our stockholder rights agreement, our organizational documents contain provisions that may prevent or deter another group from paying a premium over the market price to our stockholders to acquire our stock;
- competition in the investment management industry;
- our ability to avoid termination of client agreements and the related investment redemptions;
- the significant concentration of our revenues in a small number of customers;
- our relationships with investment consulting firms;
- the impact of the COVID-19 pandemic;
- our ability to identify and execute on our strategic initiatives;
- our ability to declare and pay dividends;
- our ability to fund future capital requirements on favorable terms;
- our ability to properly address conflicts of interest;
- our ability to maintain adequate insurance coverage; and
- our ability to maintain an effective system of internal controls.

Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended Dec. 31, 2021 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which together with our other filings can be viewed at www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this investor presentation or to reflect the occurrence of unanticipated events or otherwise.

8 Investing Where It Counts

9 Investing Where It Counts westwoodgroup .com 200 Crescent Court, Suite 1200 Dallas, Texas 75201 T. 214.756.6900